Van Kampen American Value Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2006 - June 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Chipot  1/25/    -     $22.00 $173,33  10,000    0.13%  0.05%   Morgan    SG
  le      06                   3,336                            Stanle   Cowen
Mexica                                                           y &    Securi
   n                                                             Co.     ties
 Grill                                                          Incorp
                                                                orated
                                                                 , SG
                                                                Cowen
                                                                & CO.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                 J.P.
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch,
                                                                Pierce
                                                                  ,
                                                                Fenner
                                                                  &
                                                                Smith
                                                                Incorp
                                                                orated
                                                                , A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Corpor
                                                                ation,
                                                                SunTru
                                                                  st
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 M.R.
                                                                 Beal
                                                                 and
                                                                Compan
                                                                  y,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Muriel
                                                                Sieber
                                                                 t &
                                                                 Co.,
                                                                Inc.,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.